FIFTH THIRD FUNDS

                         SUPPLEMENT DATED MARCH 25, 2004
  TO THE STOCK AND BOND AND MONEY MARKET MUTUAL FUNDS ADVISOR SHARES PROSPECTUS
                              DATED MARCH 19, 2004.

FIFTH THIRD MICRO CAP VALUE FUND

Effective January 16, 2004:

     o the Fifth Third Micro Cap Value Fund was CLOSED to all investors, except new and existing participants of existing retirement plans that are "qualified" under the Internal Revenue Code and held through intermediaries ("Eligible Investors").

Effective April 5, 2004:

     o only Eligible Investors will be permitted to purchase shares of the Fifth Third Micro Cap Value Fund and to exchange shares of other Fifth Third Funds for shares of the Fifth Third Micro Cap Value Fund.

                SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.




                                                           SUP-ADVALL 03/04